DELAWARE VIP® TRUST

Delaware VIP Diversified Income Series (the “Series”)

Supplement to the current Series’ Standard Class and Service Class Summary Prospectuses (the “Prospectus”)

The Board of Trustees (“Trustees” or “Board”) of Delaware VIP Trust (the “Trust”) approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”) to serve as sub-advisors and provide certain sub-advisory services to the Series from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following replaces the information in the section of the Series’ Prospectus entitled “Series summary — What are the Series’ principal investment strategies?”:

The Series allocates its investments principally among the following four sectors of the fixed income securities markets: the US investment grade sector, the US high yield sector, the international developed markets sector, and the emerging markets sector. Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities (80% policy). The Series’ investment manager, Delaware Management Company (Manager), will determine how much of the Series to allocate to each of the four sectors, based on its evaluation of economic and market conditions and its assessment of the returns and potential for appreciation that can be achieved from investments in each of the four sectors. The Manager will periodically reallocate the Series’ assets as deemed necessary.

Under normal circumstances, between 5% and 35% of the Series' net assets will be allocated to the US high yield sector. The Series' investments in emerging markets will, in the aggregate, be limited to no more than 20% of the Series' net assets. The Series will limit its investments in foreign securities to no more than 40% of its net assets, but total non-US-dollar currency will be limited, in the aggregate, to 20% of its net assets. The Series will seek to hedge its foreign currency exposure by entering into forward foreign currency contracts.

The Series may hold a substantial portion of its assets in cash or short-term fixed income obligations in unusual market conditions to meet redemption requests, for temporary defensive purposes, or for a pending investment. The Series may also use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, forward foreign currency contracts, and swaps. The Series will use derivatives for both hedging and nonhedging purposes. For example, the Series may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against a credit event, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to effect diversification. The Series will not use derivatives for reasons inconsistent with its investment objective.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Series security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge.
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The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

The following information is added into the section of the Series’ Prospectus entitled “Series summary — Who manages the Series?”:

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 29, 2019.

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